Statements of Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Plan's interest in Fortune Brands Innovations, Inc.
Defined Contribution Master Trust	$ 69,938	$ 64,323
Receivables
Company contributions	904	905
Participant contributions	0	41
Notes receivable from participants	3,464	3,223
Total receivables	4,368	4,169
Total net assets of the Master Trust	$ 74,306	$ 68,492